Excelsior Buyout Investors, LLC
                                  (the "Fund")


On October 28, 2004, the Board of Managers of Excelsior Buyout Investors, LLC (the "Company"), including the Managers who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, acting on the recommendation of its Audit Committee, voted to terminate the engagement of Ernst & Young, LLP ("Ernst & Young") as the Company's independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report on the Company's December 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by Ernst & Young on a contingent fee basis for Charles Schwab & Co. Inc., which is an affiliate of the Fund's adviser, U.S. Trust Company, N.A.

The audit reports of Ernst & Young on the Company's financial statements as of December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2003 and through the date hereof, there were no disagreements between the Company and Ernst & Young concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 301(a)(1)(iv) of Regulation S-K.

The Company has no reason to believe that the Company's financial statements were not prepared in accordance with generally accepted accounting principles or that such financial statements do not fairly represent, in all material respects, the financial condition of the Company as of that date. The Board and Audit Committee will engage another independent registered public accounting firm, and this firm will perform a re-audit of the Company's December 31, 2003 financial statements.